UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 6, 2003

(Date of report)

NATIONAL PROCESSING, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-11905	61-1303983

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1231 Durrett Lane, Louisville Kentucky	40213

(Address of principal executive offices)	(Zip Code)

(502) 315-2000
(Registrant’s telephone number, including area code)

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Item 5. Other Events
Item 7. Financial Statements, Pro forma Financial Information and Exhibits
EXHIBITS
Signatures
EX-99.1

Item 5. Other Events

On June 6, 2003, the Registrant issued a Press Release announcing its wholly-owned subsidiary National Processing Company, LLC., entered into a stock purchase agreement to acquire Bridgeview Payment Solutions, Inc.

Reference is made to the Press Release, dated June 6, 2003, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a)	FINANCIAL STATEMENT OF BUSINESS ACQUIRED:	None
(b)	PRO FORMA FINANCIAL INFORMATION; None
(c)	EXHIBITS
99.1 News Release, dated June 6, 2003

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROCESSING, INC.
(Registrant)
By: /s/ Carlton E. Langer
Name: Carlton E. Langer
Dated: June 6, 2003	Title: Secretary

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